EXHIBIT 10.1

FOURTH AMENDMENT, dated as of September 25, 1998 (this "AMENDMENT"), to the CREDIT AGREEMENT, dated as of October 2, 1997, as amended by the Global Amendment and Assignment and Acceptance, dated as of October 20, 1997, the Second Amendment, dated as of March 13, 1998, and the Third Amendment, dated as of May 8, 1998 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AXIOHM TRANSACTION SOLUTIONS, INC. (f/k/a DH Technology, Inc.), a California corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), LEHMAN BROTHERS INC., as arranger, LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacities, the "SYNDICATION AGENT"), and UNION BANK OF CALIFORNIA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H :

WHEREAS, the Borrower, the Syndication Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement; and

WHEREAS, the parties wish to amend the Credit Agreement to effectuate certain changes requested by the Borrower and the Administrative Agent, all as set forth in this Amendment;

NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

SECTION 1.   DEFINITIONS.

1.1 DEFINED TERMS. Unless otherwise defined herein and except as set forth in this Amendment, terms defined in the Credit Agreement are used herein as therein defined.

SECTION 2.   AMENDMENT OF CREDIT AGREEMENT.

2.1 AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. (a) The following definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

         "'FQE 1', 'FQE 2' or 'FQE 3' shall mean, respectively, the last day of the Borrower's first, second and third fiscal quarters. The first fiscal quarter of each fiscal year begins on the Sunday closest to the last day of the prior calendar year, and continues for 13 calendar weeks. The second and third fiscal quarters continue for successive periods of 13 weeks each, and the fourth fiscal quarter continues for the period of 13 or 14 weeks, as the case may be, until the end of such fiscal year."

         "'FYE' shall mean the end of the designated fiscal year of the Borrower. Each fiscal year ends on the Saturday following closest to the last day of the designated year (which Saturday may fall in the succeeding calendar year)."

         (b) The definition of the term "Applicable Margin" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

         "'APPLICABLE MARGIN': for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                            Base Rate         Eurodollar
                                              Loans             Loans
                                              -----             -----
         Revolving Credit Loans and
           Swing Line Loans                    2.00%            3.00%
         Tranche A Term Loans                  2.00%            3.00%
         Tranche B Term Loans                  2.25%            3.25%

; PROVIDED, that on and after the first Adjustment Date occurring at least one year after the Merger, the Applicable Margin with respect to Revolving Credit Loans, Swing Line Loans, Tranche A Term Loans and Tranche B Term Loans will be determined pursuant to the relevant Pricing Grid."

         (c) The definition of the term "Consolidated Fixed Charge Coverage Ratio" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

         "'CONSOLIDATED FIXED CHARGE COVERAGE RATIO': for any period, the ratio of (a) Consolidated EBITDA for such period less the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such period on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures) to (b) Consolidated Fixed Charges for such period."

         (d) The definition of the term "Consolidated Fixed Charges" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

         "'CONSOLIDATED FIXED CHARGES': for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period and (b) scheduled payments made during such period on account of principal of Indebtedness (other than Indebtedness of the types described in clauses (f), (g) and (k) of the definition thereof) of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans), minus any Net Cash Proceeds received by the Borrower during such period in connection with an Asset Sale."

         (e) The definition of the term "Consolidated EBITDA" is hereby amended by deleting "1998" in clause (g) thereof and by replacing it with "1999."

         (f) The definition of the term "Net Cash Proceeds" is hereby amended by deleting clause (b) thereof and by substituting in lieu thereof the following:

         "(b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received by the Borrower from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees and other professional fees, underwriting discounts and commissions and other reasonable fees and expenses actually incurred in connection therewith."

         (g) The definition of the term "Pricing Grid" is hereby amended by deleting such definition in its entirety and by substituting in lieu thereof the following:

         "'PRICING GRID':  the pricing grids attached hereto as Annex A."

2.2 AMENDMENT TO SECTION 2.10 OF THE CREDIT AGREEMENT. Section 2.10(a) of the Credit Agreement is hereby amended by deleting such Section 2.10(a) in its entirety and by substituting in lieu thereof the following:

         "(a) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock or Indebtedness shall be issued or Incurred by the Borrower or any of its Subsidiaries (excluding any Indebtedness Incurred in accordance with Section 7.2 or Capital Stock issued in accordance with
Section 7.9), an amount equal to 100% of the Net Cash Proceeds of any Indebtedness Incurred and 50% of the Net Cash Proceeds of any Capital Stock issued shall be applied on the date of such issuance or Incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.10(d)."

2.3 AMENDMENT TO SECTION 2.16(b) OF THE CREDIT AGREEMENT. Section 2.16(b) of the Credit Agreement is hereby amended by deleting such Section 2.16(b) in its entirety and by substituting in lieu thereof the following:

         "(b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made PRO RATA according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders (except as otherwise provided in Section 2.16(d)). The amount of each principal prepayment of the Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, in the inverse order of their respective maturities. Notwithstanding the foregoing, in the case of principal prepayments of the Term Loans with Net Cash Proceeds of any Capital Stock issued by the Borrower or any of its Subsidiaries in accordance with
Section 2.10(a), such prepayments shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, PRO RATA based upon the then remaining principal amount thereof. Amounts prepaid on account of the Term Loans may not be reborrowed."

2.4 AMENDMENT TO SECTION 7.1 OF THE CREDIT AGREEMENT. Section 7.1 of the Credit Agreement is hereby amended by deleting such Section 7.1 in its entirety and by substituting in lieu thereof the following:

         "7.1  FINANCIAL CONDITION COVENANTS.

         (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                           Consolidated
                 Fiscal Quarter            Leverage Ratio
                 --------------            --------------
                  FYE 1997                 5.50 to 1.00
                  FQE 1 1998               5.50 to 1.00
                  FQE 2 1998               5.50 to 1.00
                  FQE 3 1998               5.50 to 1.00
                  FYE 1998                 5.50 to 1.00
                  FQE 1 1999               5.75 to 1.00
                  FQE 2 1999               5.75 to 1.00
                  FQE 3 1999               5.50 to 1.00
                  FYE 1999                 5.25 to 1.00
                  FQE 1 2000               5.25 to 1.00
                  FQE 2 2000               5.25 to 1.00
                  FQE 3 2000               5.25 to 1.00
                  FYE 2000                 4.75 to 1.00
                  FQE 1 2001               4.75 to 1.00
                  FQE 2 2001               4.75 to 1.00
                  FQE 3 2001               4.75 to 1.00
                  FYE 2001                 3.75 to 1.00
                  FQE 1 2002               3.75 to 1.00
                  FQE 2 2002               3.75 to 1.00
                  FQE 3 2002               3.75 to 1.00
                  FYE 2002                 3.00 to 1.00
                  Thereafter               3.00 to 1.00

         ; PROVIDED, that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending FYE 1997, FQE 1 1998 and FQE 2 1998, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for such fiscal quarter (and, in the case of the latter two such determinations, each previous fiscal quarter commencing after the Closing Date) MULTIPLIED BY 4, 2 and 4/3, respectively.

         (b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                            Consolidated Interest
                  Fiscal Quarter               Coverage Ratio
                  --------------               --------------
                  FYE 1997                      1.75 to 1.00
                  FQE 1 1998                    1.50 to 1.00
                  FQE 2 1998                    1.70 to 1.00
                  FQE 3 1998                    1.90 to 1.00
                  FYE 1998                      1.80 to 1.00
                  FQE 1 1999                    1.75 to 1.00
                  FQE 2 1999                    1.75 to 1.00
                  FQE 3 1999                    1.80 to 1.00
                  FYE 1999                      1.90 to 1.00
                  FQE 1 2000                    1.90 to 1.00
                  FQE 2 2000                    1.90 to 1.00
                  FQE 3 2000                    1.90 to 1.00
                  FYE 2000                      2.00 to 1.00
                  FQE 1 2001                    2.00 to 1.00
                  FQE 2 2001                    2.00 to 1.00
                  FQE 3 2001                    2.00 to 1.00
                  FYE 2001                      2.50 to 1.00
                  FQE 1 2002                    2.50 to 1.00
                  FQE 2 2002                    2.50 to 1.00
                  FQE 3 2002                    2.50 to 1.00
                  FYE 2002                      3.00 to 1.00
                  Thereafter                    3.00 to 1.00

         (c) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                              Consolidated Fixed
                  Fiscal Quarter            Charge Coverage Ratio
                  --------------            ---------------------
                  FQE 3 1998                    1.45 to 1.00
                  FYE 1998                      1.25 to 1.00
                  FQE 1 1999                    1.15 to 1.00
                  FQE 2 1999                    1.05 to 1.00
                  FQE 3 1999                    1.05 to 1.00
                  FYE 1999                      1.05 to 1.00
                  FQE 1 2000                    1.05 to 1.00
                  FQE 2 2000                    1.05 to 1.00
                  FQE 3 2000                    1.05 to 1.00
                  FYE 2000                      1.10 to 1.00
                  FQE 1 2001                    1.10 to 1.00
                  FQE 2 2001                    1.10 to 1.00
                  FQE 3 2001                    1.10 to 1.00
                  FYE 2001                      1.15 to 1.00
                  FQE 1 2002                    1.15 to 1.00
                  FQE 2 2002                    1.15 to 1.00
                  FQE 3 2002                    1.15 to 1.00
                  FYE 2002                      1.25 to 1.00
                  Thereafter                    1.25 to 1.00"

2.5 AMENDMENT TO SECTION 7.12 OF THE CREDIT AGREEMENT. Section 7.12 of the Credit Agreement is hereby amended by deleting such Section 7.12 in its entirety and by substituting in lieu thereof the following:

         "7.12 LIMITATION ON CHANGES IN FISCAL PERIODS. Permit the fiscal year of the Borrower to end on a day other than as described in the definition of "FYE" or change the Borrower's method of determining fiscal quarters."

2.6 AMENDMENT TO ANNEX A OF THE CREDIT AGREEMENT. Annex A of the Credit Agreement is hereby amended by deleting such Annex A in its entirety and by substituting in lieu thereof the following:

         "PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS AND
                             TRANCHE A TERM LOANS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         Consolidated Leverage Ratio             Applicable Margin           Applicable Margin for
                                               for Eurodollar Loans             Base Rate Loans
---------------------------------------------------------------------------------------------------------
Greater than or equal to 5.00 to 1.00                   3.00%                         2.00%
---------------------------------------------------------------------------------------------------------
Less than 5.00 to 1.00 but greater than                 2.75%                         1.75%
or equal to 4.25 to 1.00
---------------------------------------------------------------------------------------------------------
Less than 4.25 to 1.00 but greater than                 2.50%                         1.50%
or equal to 3.50 to 1.00
---------------------------------------------------------------------------------------------------------
Less than 3.50 to 1.00 but greater than                 2.25%                         1.25%
or equal to  3.00 to 1.00
---------------------------------------------------------------------------------------------------------
Less than 3.00 to 1.00 but greater than                 2.00%                         1.00%
or equal to  2.50 to 1.00
---------------------------------------------------------------------------------------------------------
Less than 2.50 to 1.00                                  1.75%                         0.75%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                         PRICING GRID FOR TRANCHE B TERM LOANS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         Consolidated Leverage Ratio             Applicable Margin           Applicable Margin for
                                               for Eurodollar Loans             Base Rate Loans
---------------------------------------------------------------------------------------------------------
Greater than or equal to 5.00 to 1.00                   3.25%                         2.25%
---------------------------------------------------------------------------------------------------------
Less than 5.00 to 1.00                                  3.00%                         2.00%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Changes in the Applicable Margin with respect to Revolving Credit Loans, Tranche A Term Loans and Tranche B Term Loans resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "ADJUSTMENT DATE") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.00 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 5.00 to 1.00. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements."

SECTION 3.  MISCELLANEOUS.

3.1 EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") when (i) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders and (ii) each Lender shall have received an amendment fee equal to 0.375% of the total Commitment as of the date hereof paid on a PRO RATA basis to each Lender.

3.2 REPRESENTATIONS AND WARRANTIES. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement; PROVIDED that each reference in such
Section 4 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment and (ii) confirms that no Default or Event of Default shall have occurred and be continuing.

3.3 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

3.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.6 EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                AXIOHM TRANSACTION SOLUTIONS, INC.

                                By:

                                Title:


                                UNION BANK OF CALIFORNIA, N.A., as
                                 Administrative Agent and as a Lender

                                By:

                                Title:


                                LEHMAN COMMERCIAL PAPER INC., as
                                 Syndication Agent and as a Lender

                                By:

                                Title:


                                SOUTHERN PACIFIC BANK

                                By:

                                Title:


                                BHF-BANK AKTIENGESELLSCHAFT

                                By:

                                Title:

                                By:

                                Title:


                                BSB BANK & TRUST COMPANY

                                By:

                                Title:

                                IMPERIAL BANK, A CALIFORNIA
                                BANKING  CORPORATION

                                By:

                                Title:


                                MELLON BANK, N.A.

                                By:

                                Title:


                                SOCIETE GENERALE

                                By:

                                Title:


                                BANQUE NATIONALE DE PARIS

                                By:

                                Title:


                                BALANCED HIGH-YIELD FUND I LTD.

                                By:  BHF-Bank Aktiengesellschaft,
                                     acting through its New York
                                     Branch, as attorney-in-fact

                                By:
                                Name:
                                Title:

                                By:
                                Name:
                                Title: